July 21, 1999

                           Tax-Free USA Fund
                     Tax-Free USA Intermediate Fund
                         Tax-Free Insured Fund
                National High Yield Municipal Bond Fund
                        A Class/B Class/C Class

            Supplement to Prospectus dated October 28, 1998

     The following replaces information under Summary of Expenses for Tax-Free USA Intermediate Fund:

                                             Tax-Free
 Annual Operating Expenses            USA Intermediate Fund
 (as a percentage of               Class A   Class B   Class C
 average daily net assets)         Shares    Shares    Shares

 Management Fees
    (after voluntary
     waivers) . . . . . . . .      0.00%*    0.00%*    0.00%*

 12b-1 Plan Expenses
    (including
     service fees). . . . . .      0.15%+    1.00%+    1.00%+

 Other Operating Expenses
     (after voluntary payments).   0.65%*    0.65%*    0.65%*
                                   -------   -------   ------
    Total Operating Expenses
       (after voluntary
       waivers and payments) .     0.80%*    1.65%*    1.65%*
                                   ====      ====      ====


 * Beginning July 21, 1999, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Tax-Free USA Intermediate Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Fund do not exceed 0.65% (excluding 12b-1 plan expenses), as a percentage of average daily net assets. This expense limitation will extend through December 31, 1999. Prior to July 21, 1999, the Manager's voluntary commitments of waiver and payment were different from those currently in effect for the Fund. The expense information in the Prospectus appearing in the Annual Operating Expenses table for the Fund has been restated to reflect the current fees. See the information provided under Management of the Funds in the Prospectus for a complete history of the commitments of waiver and payment by the Manager. If the voluntary expense waivers were not in effect, the Total Operating Expenses of Tax-Free USA Intermediate Fund A Class, Tax-Free USA Intermediate Fund B Class and the Tax-Free USA Intermediate Fund C Class, as a percentage of average daily net assets, would have been 1.33%, 2.18% and 2.18%, respectively, reflecting Management Fees of 0.49% for the fiscal year ended August 31, 1998.

 +   Class A Shares, Class B Shares and Class C Shares are
      subject to separate 12b-1 Plans. Long-term shareholders of the Classes may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. See Distribution (12b-1) and Service under Management of the Funds in the Prospectus.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and
 (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee by the Manager as discussed above.

 Tax-Free USA Intermediate Fund

 Assuming Redemption


                 1 year      3 years         5 years     10 years
 Class A
 Shares          $35(1)      $52             $71         $124

 Class B
 Shares          $37         $62             $90(2)      $142(2)

 Class C
 Shares          $27         $52             $90         $195

Assuming No Redemption

                1 year    3 years        5 years        10 years
 Class A
 Shares         $35       $52            $71            $124

 Class B
 Shares         $17       $52            $90(2)         $142(2)

 Class C        $17       $52            $90            $195
 Shares

 (1) Generally, the Fund does not assess a redemption charge upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC or other CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Prospectus.

 (2) At the end of approximately five years after purchase, Tax-Free USA Intermediate Fund B Class shares will be automatically converted into Tax-Free USA Intermediate Fund A Class shares. The example above assumes conversion of Class B Shares at the end of the fifth year. However, the conversion may occur as late as three months after the fifth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the sixth through tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus for a description of the automatic conversion feature.


     The following supplements the section of the Prospectus entitled Management of the Funds:

 Beginning July 21, 1999, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Tax-Free USA Intermediate Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Fund do not exceed 0.65% (excluding the 12b-1 plan expenses). This waiver and expense limitation will extend through December 31, 1999. Prior to July 21, 1999, the Manager had elected voluntarily to waive and pay such fees for the Fund to the extent necessary to ensure that the Total Operating Expenses of the Fund do not exceed 0.60% (excluding the 12b-1 plan expenses) from February 1, 1999 through July 20, 1999.